Exhibit 99.1

Investor Presentation – November 2016

Forward Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of November 9, 2016. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 8-15 of the 2015 Form 10-K filed on February 26, 2016, on pages 22-23 of the Form 10-Q filed on August 3, 2016, and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

Matson Today: Connecting the Pacific OUR MISSION To move freight better than anyone OUR VISION To create shareholder value by: Being our customers’ first choice Leveraging our core strengths to drive growth and increase profitability Improving the communities in which we work and live Being an environmental leader in our industry Being a great place to work

Investment Highlights Leveraging the Matson brand and network into growth opportunities Well maintained fleet with leading on-time vessel arrivals and dedicated reserve vessels Fastest transit and cargo availability creates 5 to 10 day advantage and premium rates for China service Dedicated Hawaii Neighbor Island barge fleet and Micronesia feeder vessel Dedicated terminals with best in class truck turns Varied and ample equipment fleet across locations to meet customer needs World class operator and premium service provider Leading U.S. carrier in the Pacific providing lifeline to economies of Hawaii, Alaska and Guam Strong market positions in attractive niche markets with multi-decade customer relationships Dual head-haul economics on China service Unique network connecting the Pacific Financial strength to invest in fleet renewal and equipment, pursue strategic opportunities and return capital to shareholders Significant cash flow generation Investment grade credit metrics Strong balance sheet

Preliminary 2017 Expectations Hawaii Expect modest market growth in 2017 supported by the general Hawaii economy, the level of construction activity and a stable market position China Transpacific market reached cyclical trough in 2016; timing of a recovery remains uncertain given chronic overcapacity Expect strong demand for Matson’s highly differentiated expedited service Consolidation of international carriers and formation of new alliances creates potential for longer-term market improvement Guam Expect competitive losses in the first half 2017 amid modest overall market growth for full year 2017 Potential for competitor to add a 2nd vessel and provide weekly service Alaska Expect modestly lower volume in 2017 based on declining northbound freight due to ongoing contraction of energy-based economy, partially offset by improved southbound seafood volume Logistics Inclusion of Span Alaska freight forwarding business for full year 2017

Matson is the leading carrier into Oahu and Neighbor Islands, providing “just-in-time” supply lifeline 5 weekly USWC departures 11-ship fleet deployment offering most frequent and reliable service Only containership service from Pacific Northwest and only direct containership service from Oakland Competitor’s current vessel deployment No longer offers Pacific Northwest or Oakland direct service 3 weekly USWC containership departures 4 active steamships, 1 active diesel ConRo vessel, 1 active diesel RoRo vessel Market and Service Leader to Hawaii

Hawaii Fleet Renewal Program

- November 2013, ordered two 3600 TEU dual fuel, LNG capable “Aloha Class” containerships from Philly Shipyard
  - Delivery 3Q-18 and 1Q-19
  - Average contract price $209 million per vessel
- August 2016, ordered two 3500 TEU platform, dual fuel, LNG capable “Kanaloa Class” ConRo’s from NASSCO
  - Delivery 4Q-19 and 2Q-20
  - Average contract price $255.5 million per vessel
- Expected fleet renewal benefits:
  - Optimal Hawaii fleet size and vessel utilization
  - Completes Hawaii fleet renewal and removes reliance on near-end-of-life steamships
  - Improves fleet reliability
  - Improves weekly capacity balance

Aloha Class


Matson

Kanaloa Class


Matson

MATX LISTED NYSE

Investor Presentation | November 2016 – Slide 7

Matson

Matson’s Hawaii Fleet – Pre and Post Renewal MATSON'S HAWAII FLEET Today 2019 (Post delivery of Aloha Class) 2020 (Post delivery of Kanaloa Class) # of Diesel Powered Vessels 8 8 5 # of Dual-fuel Capable Vessels 0 2 4 # of Steamships 3 0 0 # of Vessels Deployed 11 10 9 Total Capacity (TEU) Deployed 24,600 26,200 24,900 Average Age of Active Fleet (years) 27 20 13 Reserve Vessels 4 near end-of-life steamships 7 near end-of-life steamships 3 diesel powered vessels

Utilization of Jones Act ships in round trip dual head-haul revenue model Weekly 5 ship string connecting 3 ports in China to LA / Long Beach Matson’s expedited service results in 5 to 10 day competitive advantage and premium rates Attracts high value, time sensitive cargo Unique Expedited China Service (CLX) Shanghai Ningbo Xiamen LA/ Long Beach

Guam a Critical Link in Matson’s Network Configuration Connections from Oakland and Pacific Northwest to Guam via Honolulu Approximately 75% of Guam cargo is sourced from the U.S. On 8/29/15, the Department of the Navy signed the Record of Decision for relocating U.S. Marine Corps forces to Guam Approximately 5,000 Marines plus 1,300 dependents by 2022 Competitor launched a bi-weekly U.S. flagged service to Guam at beginning of 2016 Service approximately 9-10 days slower than Matson’s direct service Matson serves Micronesia through connecting carrier agreements with regional carriers Guam & Micronesia Service Midway (USAKA)

Alaska Service

- Similarities with Hawaii Market
  - Remote, non-contiguous economy dependent on reliable container service as part of vital supply lifeline
  - A market that values premium service
  - Loyal customer base; ~80% overlap with Matson's Hawaii customers
- Long-term Stable Revenue Profile
  - Northbound volume represents ~75% of total
  - Southbound volume more seasonal, driven by seafood industry
- Kodiak and Dutch Harbor operations are strategic
  - Critical lifeline to these communities
  - Important terminal and slot charter services for Maersk and APL

Matson's 3-Ship Deployment


2X Weekly
Anchorage
2X Weekly
Kodiak
1X Weekly
Dutch Harbor
Tacoma

Competitor's 2-Ship Deployment


Anchorage
Kodiak
Dutch Harbor
Tacoma

MATX LISTED NYSE
Investor Presentation | November 2016 – Slide 11
Matson.

Matson’s 35% interest in leading U.S. West Coast terminal operator Contributed assets and terminal leases to JV in 1999 Terminals remain dedicated to Matson Services Vessel stevedoring, terminal services, container equipment maintenance, chassis pools, on-dock Rail Reduced Matson’s capital investment Terminal leases Cranes Controls cost and improves productivity Economies of scale Convert fixed cost to variable Maintains superior service Key to schedule integrity Exposure to Pacific Rim growth SSAT Joint Venture Terminals SSAT Market Share (1) Long Beach / LA 2 10% Oakland 2 75% Seattle / Tacoma 2 20% (1) Approximate SSAT terminal lifts as a percentage of all terminal lifts by location

Strategic Benefits of Dedicated Terminals Guaranteed Berth/Cranes Work on arrival Quick turn of vessel Maintain vessel schedule Fast Truck Turns Customer satisfaction Considered best in class Wheeled Operations Immediate cargo availability Quick yard turns Own chassis Late Freight Receiving Customer satisfaction Expected in domestic trade YTD = Year to date as of September 23, 2016 Source: Management Estimates Industry Range

Matson Logistics A National Network of Integrated Services Leverages Matson brand Scalable model with high ROIC Improving results Acquired Span Alaska – the market leader in Less-than-Container Load (“LCL”) freight consolidation and forwarding services to the Alaska market Warehouse operating improvements Returned operating margins to 2 - 4% target range Focus Organic growth as a national provider of integrated logistics solutions Consider disciplined acquisitions to expand service offering Pursue growth in freight forwarding and NVOCC services in China consolidation Domestic & International Intermodal Highway TL and LTL Warehousing & Distribution China Supply Chain Services LCL Consolidation and Forwarding

Span Alaska Overview Market leader providing Less-than-Container Load (“LCL”) freight consolidation and forwarding services to the Alaska market Asset-light logistics business that aggregates LCL freight in Auburn, WA for consolidation and shipment to Alaska Moves freight through a network of terminals in Alaska, enabling the transport of freight to all major population centers Currently Matson’s largest northbound freight customer Has been a Horizon/Matson customer for over 30 years Excellent management team with longstanding strong reputation in the market Acquired Pacific Alaska Freightways, Inc. (“PAF”) in September 2015 which approximately doubled the size of the business Wasilla Anchorage (2) Kenai Kodiak Juneau Alaska Auburn Washington Fairbanks

Span Alaska's Core Services

- Less-than-Container Load ("LCL") freight accounts for ~50% of the Alaska Northbound ocean freight market
- Diversified end market: Wholesale Distribution, Retail & Household Goods, Construction & Building Materials, Food & Beverage, Government, Oil, Vehicles
- LCL FREIGHT
  - 80% of goods transported to the Auburn terminal by customer-owned vehicles
  - Handles general cargo, keep-from-freezing, freeze & chill, and hazardous material handling for LCL shipments
- TRUCK SERVICES
  - Complements core LCL services
  - Drayage services to/from the Port of Tacoma
  - Transportation services between Span Alaska's deconsolidation facilities and customers' final destinations in Alaska
- OTHER LOGISTICS SERVICES
  - Brokered freight consolidation in the Lower 48 states through agent terminal in Chicago

Alaska Market for Consolidation and Delivery(1)



SPAN ALASKA
Alaska Traffic
Alaska Express
Other
Carlile
Lynden
AFF

Source: Management estimates
(1) Includes consolidations, Alaska delivery for LCL, FCL, freeze & chill, and barge; excludes air freight

MATX LISTED NYSE
Investor Presentation | November 2016 – Slide 16
Matson.

Matson’s Strategic Acquisition Framework Matson seeks to invest in niche businesses that: Have strong market positions Provide value-added services Demand high customer service differentiation Complement Matson’s core businesses and allow for geographic and/or key product offering expansion Generate strong cash flows and ROIC x x x x x x x x x x Acquisition of Alaska Service

3Q2016 Operating Income SSAT had a $3.6 million contribution in 3Q16 compared to a $4.5 million contribution in 3Q15 3Q15 3Q16 Change Revenue $444.8 $398.0 ($46.8) Operating Income $68.9 $42.7 ($26.2) Oper. Income Margin 15.5% 10.7% 3Q15 3Q16 Change Revenue $99.5 $102.4 $2.9 Operating Income $2.9 $3.5 $0.6 Oper. Income Margin 2.9% 3.4% 3Q16 Consolidated Operating Income of $46.2 million versus $71.8 million in 3Q15 Impact of Acquisition related SG&A in excess of incremental run-rate target $10.0

YTD 2016 Operating Income SSAT had a $9.2 million contribution in YTD16 compared to a $13.1 million contribution in YTD15 YTD15 YTD16 Change Revenue $1,097 $1,135 $38.0 Operating Income $144.2 $109.6 ($34.6) Oper. Income Margin 13.1% 9.7% YTD15 YTD16 Change Revenue $293.1 $287.3 ($5.8) Operating Income $6.2 $7.3 $1.1 Oper. Income Margin 2.1% 2.5% YTD 2016 Consolidated Operating Income of $116.9 million versus $150.4 million in YTD 2015 Impact of Acquisition related SG&A in excess of incremental run-rate target Impact of costs related to Molasses Settlement $11.4 $23.5

Liquidity and Debt Levels As of September 30, 2016 – Total debt of $812.4 million, Net debt of $685.1 million Net debt to LTM EBITDA of 2.3x On July 18, 2016, entered into a commitment letter to issue $200 million of 15-year senior unsecured notes; closed private placement on September 14, 2016 Weighted average life of approximately 8.5 years and interest rate of 3.14 percent On October 27, 2016, entered into a commitment letter to issue $75 million of 11-year senior unsecured notes Weighted average life of approximately 8 years and interest rate of 3.37 percent Proceeds are expected to be used to pay down the Company’s revolving credit facility and for general corporate purposes Expect to fund construction of Aloha Class and Kanaloa Class vessels through a combination of cash flow from operations, borrowing availability under our $400 million unsecured revolving credit facility, and periodic issuance of long-term debt to pay down revolver borrowings and better match long-term liabilities with long-lived vessel investments Still considering Title XI financing as an attractive add-on financing alternative Estimated Progress Payment Schedule ($ in millions, excludes capitalized interest and owner's items) 2H-16 2017 2018 2019 2020 Two Aloha Class Containerships $55.0 $159.1 $138.1 $20.3 $4.0 Two Kanaloa Class Con-Ro Vessels $25.6 $41.7 $199.5 $186.0 $58.2 Total New Vessel Progress Payments $80.6 $200.8 $337.6 $206.3 $62.2

Cash Generation and Uses of Cash Does not include $1.2 million in other uses of cash Net of cash acquired (2) (1)

Fourth Quarter 2016 Outlook Outlook is being provided relative to 2015 operating income Ocean Transportation operating income for 4Q2016 is expected to be approximately 15 percent lower than the $43.6 million achieved in 4Q2015 Lower Hawaii container volume Lower Alaska container volume Competitive volume losses in Guam Lower full year contribution from SSAT joint venture Higher depreciation and amortization expense due to increased capital and vessel dry-dock spending Logistics operating income for full year 2016 expected to be approximately $11 million Interest expense for full year 2016 expected to be approximately $24 million Effective tax rate for full year 2016 expected to be approximately 39 percent For full year 2016, expect maintenance capex of approximately $90 million, new vessel construction progress payments of $96 million, and dry-docking payments of approximately $57 million For full year 2016, expect depreciation and amortization to total approximately $136 million inclusive of dry-docking amortization of approximately $38 million

Addendum

Addendum – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Depreciation and Amortization (“EBITDA”), and Net Debt/EBITDA. NET DEBT RECONCILIATION September 30, (In millions) 2016 Total Debt: $ 812.4 Less: Cash and cash equivalents (16.4) Capital Construction Fund - cash on deposit (110.9) Net Debt $ 685.1

Addendum – Non-GAAP Measures (1) EBITDA is defined as the sum of net income, less income or loss from discontinued operations, plus income tax expense, interest expense and depreciation and amortization (including deferred dry - docking amortization). EBITDA should not b e considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculati on of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance. EBITDA RECONCILIATION Three Months Ended September 30, Last Twelve (In millions) 2016 2015 Change Months Net Income $ 25.0 $ 41.5 $ (16.5) $ 87.7 Add: Income tax expense 15.2 25.6 (10.4) 52.8 Add: Interest expense 6.0 4.7 1.3 22.3 Add: Depreciation and amortization 24.0 23.3 0.7 95.5 Add: Dry - dock amortization 10.6 5.7 4.9 34.1 EBITDA (1) $ 80.8 $ 100.8 $ (20.0) $ 292.4 Nine Months Ended September 30, (In millions) 2016 2015 Change Net Income $ 61.1 $ 76.4 $ (15.3) Add: Income tax expense 38.4 60.4 (22.0) Add: Interest expense 17.4 13.6 3.8 Add: Depreciation and amortization 71.3 58.5 12.8 Add: Dry - dock amortization 27.8 16.8 11.0 EBITDA (1) $ 216.0 $ 225.7 $ (9.7)